UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2021

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 S. Carson Street, Suite 4 Carson City, NV	89701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 917 310 3069

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	THCC	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2021, The Healing Company Inc. (the "Company" or "we") entered into share purchase agreements and share restriction agreements with investors and issued a first tranche of our Seed Preferred Shares, $0.001 par value per share (the “Seed Preferred Shares”), in the private placement described under Item 3.02 below. The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

The forms of the share purchase agreements and share restriction agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 8, 2021, we entered into definitive agreements with U.S. accredited investors and non-U.S. persons to issue a first tranche of our Seed Preferred Shares in a private transaction (the “Transaction”). Under the terms of the Transaction, we agreed to sell an aggregate of 325,000 Seed Preferred Shares at $2.00 per share for aggregate proceeds of $650,000.00. The Seed Preferred Shares sold in the Transaction will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did and does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, was made without any form of general solicitation to sophisticated parties, and was made with full access to any information requested by the investors regarding us and the Seed Preferred Shares.

Item 3.03 Material Modification to Rights of Security Holders.

On October 7, 2021, we filed amended and restated articles of incorporation (the "Amended and Restated Articles of Incorporation") establishing the terms, rights, powers, preferences, qualifications and limitations of our Seed Preferred Shares with the Secretary of State of the State of Nevada.

In case of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Seed Preferred Shares then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment will be made to the holders of common stock by reason of their ownership thereof, an amount per share equal to 1.5 times the Seed original issue price, plus any dividends declared but unpaid thereon (collectively, the “Seed Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Company the assets of the Company available for distribution to its stockholders is insufficient to pay the holders of Seed Preferred Shares the full amount to which they shall are entitled, the holders of shares of Seed Preferred Shares will share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment in full of all Seed Liquidation Amount required to be paid to the holders of Seed Preferred Shares, the remaining assets of the Company available for distribution to its stockholders will be distributed among the holders of Seed Preferred Shares and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms of the Amended and Restated Articles of Incorporation immediately prior to such liquidation, dissolution or winding up of the Company.

At such date and time as is specified by our board of directors in connection with, but prior to, the closing of the sale of shares of our common stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, and in connection with such offering the common stock is listed for trading on the Nasdaq Stock Market's National Market, (i) all outstanding Seed Preferred Shares will automatically be converted into shares of common stock on a 1:1 (i.e., one share of Seed Preferred Shares for one share of common stock) basis, and (ii) such shares may not be reissued by the Company.

To the fullest extent permitted under the Nevada Revised Statutes and other applicable law, the holders of Seed Preferred Shares will not be entitled to vote on any matter submitted to the stockholders of the Company for a vote.

Any of the rights, powers, preferences and other terms of our Seed Preferred Shares may be waived on behalf of all holders of Seed Preferred Shares by the affirmative written consent or vote of the holders of at least 51% of the Seed Preferred Shares then outstanding.

The terms of the Seed Preferred Shares are more fully described in our Amended and Restated Articles of Incorporation, which are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein. The summaries of these terms contained herein are subject to, and qualified in their entirety by the Amended and Restated Articles of Incorporation, which are incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2021, our board of directors and major shareholder approved the adoption of our Amended and Restated Articles of Incorporation, which replace our prior articles of incorporation in their entirety. Among other things, the Amended and Restated Articles of Incorporation authorize us to issue is 300,000,000 shares of stock, consisting of (a) 290,000,000 shares of common stock, $0.001 par value per share and (b) 10,000,000 shares of preferred stock, $0.001 par value per share, and establish 5,000,000 Seed Preferred Shares as a first series of such preferred stock.

A Certificate of Amendment was filed with the Nevada Secretary of State on October 7, 2021. Our Amended and Restated Articles of Incorporation are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

On October 7, 2021, our board of directors and major shareholder approved the adoption of our amended and restated bylaws, which have been updated in line with the changes to the Amended and Restated Articles of Incorporation, replace our prior bylaws in their entirety and are included as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The summaries of the foregoing documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1	Certificate of Amendment filed with the Nevada Secretary of State on October 7, 2021, including Amended and Restated Articles of Incorporation.
3.2	Amended and Restated Bylaws adopted October 7, 2021
10.1	Form of share purchase agreement
10.2	Form of share restriction agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: October 15, 2021	/s/ Larson Elmore
Larson Elmore
President, Director

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